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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our reports dated January 23, 1997, included in this Form 10-K into the Company's previously filed Registration Statements Nos. 33-82522 and 333-15235 on
Form S-8.



                                        ARTHUR ANDERSEN LLP

Portland, Oregon,
     March 10, 1997